Exhibit 10.9

Equity Pledge Agreement

for

Shanghai eHi Information Technology Service Co., Ltd.

between

Han Hongtao

and

Shanghai eHi Car Rental Co., Ltd.

June 30, 2014

Equity Pledge Agreement

This Equity Pledge Agreement (this “Agreement”) is made on June 30, 2014 in Shanghai, the People’s Republic of China (the “PRC”) by and between:

(1)                                 Han Hongtao (“Pledgor”)

ID card number is 310109196810262014

(2)                                 Shanghai eHi Car Rental Co., Ltd. (“Pledgee”)

Registered address: Room 409, No. 49, Lane 555, Wenxi Road, Shanghai

(Each of the foregoing parties is hereinafter referred to individually as a “Party” and collectively the “Parties”)

Whereas:

(1)                                 Pledgor is a registered shareholder of Shanghai eHi Information Technology Service Co., Ltd. (business license registration no. of 310108000561755, the “Company”) and lawfully owns 50% of the equity interests in the Company (“Target Equity”) and, as of the date hereof, his/her contributions to and percentages of the registered capital of the Company are set out in Schedule 1 hereto.

(2)                                 Pledgor and Pledgee have entered into that certain Loan Agreement (“Loan Agreement”) dated May 10, 2014, under which Pledgee has extended a loan of RMB500,000,000 to Pledgor.

(3)                                 Pledgee, Pledgor and the Company have entered into that certain Call Option and Cooperation Agreement dated March 13, 2014.

(4)                                 Pledgee and the Company have entered into that certain Exclusive Technical Services and Consulting Agreement dated March 13, 2014.

(5)                                 As security for performance by Pledgor and the Company of the Contractual Obligations (as defined below) and repayment of the Secured Indebtedness (as defined below), Pledgor agrees to pledge all of his/her equity interest in the Company to Pledgee and grant Pledgee the right to request for repayment on first priority.

NOW, THEREFORE, upon mutual discussions, the Parties agree as follows:

Article 1                                    Definition

1.1                               Definition

Unless otherwise required by the context, the following terms shall have the following meanings in this Agreement

“Contractual Obligations”	means all of Pledgor’s contractual obligations under the Loan Agreement, the Call Option and Cooperation

Agreement and this Agreement; all of the Company’s contractual obligations under the Exclusive Technical Services and Consulting Agreement.

“Secured Indebtedness”

means any monetary payment obligations assumed by Pledgor and/or the Company under the Transaction Agreements, any and all direct, indirect or consequential losses and loss of projectable benefits as may be suffered by the Pledgee as a result of any Event of Default (as defined below) of Pledgor and/or the Company; and all costs as may be incurred by Pledgee in connection with its enforcement of the performance of the Contractual Obligations against Pledgor and/or the Company.

“Transaction Agreements”	means the Loan Agreement, the Call Option and Cooperation Agreement, and the Exclusive Technical Services and Consulting Agreement.

“Event of Default”	means a breach by Pledgor and/or the Company of any of its Contractual Obligations.

“Pledged Property”

means the Target Equity in the Company as lawfully owned by Pledgor as of the effective date hereof and pledged hereunder to Pledgee as security for Pledgor’s and the Company’s performance of their respective Contractual Obligations and the repayment of the Secured Indebtedness (the specific equity interests pledged by Pledgor being as set out in Schedule 1 hereto) and any increased capital contribution and any dividend under Section 2.5 hereof.

“PRC Laws”	means the then effective laws, administrative regulations, administrative rules, local regulations, judicial interpretations and other binding regulatory documents of the People’s Republic of China.

“Equity Pledge”	has the meaning ascribed to it in Section 2.2 hereof.

“Party’s Rights”	has the meaning ascribed to it in Section 12.6 hereof.

1.2                               In this Agreement, any reference to any PRC Laws shall be deemed to include:

(i) a reference to such PRC Law as modified, amended, supplemented or reenacted, effective either before or after the date hereof; and

(ii) a reference to any other decision, circular or rule made thereunder or effective as a result thereof.

1.3                              Unless otherwise required by the context, a reference to a provision, clause, section or paragraph shall be a reference to a provision, clause, section or paragraph of this Agreement.

Article 2                                    Equity Pledge

2.1                               Pledgor hereby agrees to pledge, in accordance with the terms hereof, his/her lawfully owned and rightfully disposable Pledged Property to Pledgee as security for performance by Pledgor and the Company of the Contractual Obligations and the repayment of the Secured Indebtedness.

2.2                               Pledgor shall, on the date hereof, record the pledge arrangement of the Target Equity (“Equity Pledge”) hereunder in the shareholders’ register of the Company.

2.3                               During the term of this Agreement, except for the wilful misconduct or gross negligence of Pledgee which is directly causally related to the diminution in value of the Pledged Property as proven by evidence, Pledgee shall not be liable in any way to, nor shall Pledgor have any right to claim in any way against or propose any demands on Pledgee, in respect of the said diminution in value of the Pledged Property.  If the Pledged Property suffers or is likely to suffer a value diminution, including, without limitation, the deterioration of the financial situation of the Company and other situations where Pledgor reasonably believes its rights are impaired, Pledgee shall provide the security equal to the diminished value or take other remedies per the request of Pledgor.

2.4                               Upon occurrence of any Event of Default, Pledgee shall be entitled to dispose of the Pledged Property in such manner as prescribed in Section 4 hereof.

2.5                               Pledgor may not receive any dividend or bonus in respect of the Pledged Property except with prior consent of Pledgee.  Any dividend or bonus received by Pledgor in respect of the Pledged Property shall be deposited into an account designated by Pledgee and subject to the supervision of Pledgee and will be used as the Pledged Property to repay in priority the Secured Indebtedness.

2.6                               Upon occurrence of an Event of Default, Pledgee shall be entitled to dispose of any Pledged Property of Pledgor in accordance with the terms hereof.

Article 3                                    Release of Pledge

Upon full and complete performance by Pledgor and the Company of all of their Contractual Obligations and their satisfaction of all of the Secured Indebtedness, Pledgee shall, at the request of Pledgor, release the pledge hereunder and cooperate with Pledgor in relation to the deregistration of the Equity Pledge in the shareholders’ register of the Company; reasonable costs arising out of such release of pledge shall be borne by Pledgee.

Article 4                                    Disposal of Pledged Property

4.1                               Pledgor and Pledgee hereby agree that upon occurrence of any Event of Default, Pledgee shall be entitled to exercise all of the remedies, rights and powers available to it under PRC Laws, the Transaction Agreements and this Agreement, including without limitation the right to auction or sell the Pledged Property for satisfaction of claims in priority.  Pledgee shall not be held liable for any losses resulting from its reasonable exercise of such rights and powers.

4.2                              Pledgee shall be entitled to appoint, in writing, its counsels or other agents to exercise any and all of its foregoing rights and powers and Pledgor shall not object thereto.

4.3                               The reasonable costs incurred by Pledgee in connection with the exercise of any and all rights and powers set out in Sections 4.1 and 4.2 shall be borne by Pledgor and Pledgee shall have the right to fully deduct such costs from the proceeds obtained as a result of its exercise of rights and powers.

4.4                               The proceeds obtained as a result of the exercise by Pledgee of its rights and powers shall be applied in the following order of precedence:

firstly, towards payment of all costs arising out of the disposal of the Pledged Property and the exercise by Pledgee of its rights and powers (including fees paid to its counsels and agents);

secondly, towards payment of the taxes payable in connection with the disposal of the Pledged Property; and

thirdly, towards repayment of the Secured Indebtedness to Pledgee;

and any balance after the deduction of the foregoing payments shall either be returned by Pledgee to Pledgor or any other person who may be entitled to such balance under relevant laws and regulations or be deposited by Pledgee with a notary organ located at the place of Pledgee (any costs rising out of such deposit shall be borne by Pledgor).

4.5                               Pledgee shall have the right to exercise, at its option, concurrently or successively, any of its breach of contract remedies; Pledgee shall not be required to first exercise other breach of contract remedies prior to exercising its right to auction or sell the Pledged Property hereunder.

Article 5                                    Costs and Expenses

Any and all actual costs and expenses arising in connection with the creation of the Equity Pledge hereunder, including without limitation the stamp duty and any other taxes and all legal costs, shall be borne by Pledgee.

Article 6                                    Continuing Guarantee and Non-Waiver

The Equity Pledge created hereunder shall constitute a continuing guarantee and shall remain valid until full performance of the Contractual Obligations or full satisfaction of the Secured Indebtedness.  Neither any waiver or grace granted by Pledgee with respect to any breach of Pledgor nor any delay of Pledgee in its exercise of any of its rights under the Transaction Agreements and this Agreement shall affect the right of Pledgee under this Agreement, the Transaction Agreements and relevant PRC Laws to require Pledgor and/or the Company to strictly perform the Transaction Agreements and this Agreement.

Article 7                                    Representations and Warranties

Pledgor represents and warrants to Pledgee that:

7.1                               He/she is a citizen of the PRC with full civil capacity; Pledgor has full and independent legal position and legal capacity and has been duly authorized to execute, deliver and perform this Agreement and can independently act as a party to a lawsuit.

7.2                               He/She has full power and authority to execute and deliver this Agreement and all other documents to be executed by him/her with respect to the transaction contemplated by this Agreement and he/she has full power and authority to conduct the transaction contemplated by this Agreement;

7.3                               All reports, documents and information provided by Pledgor to Pledgee prior to the effectiveness of this Agreement with respect to matters pertaining to Pledgor and required by this Agreement are true and correct in all material respects.

7.4                               All reports, documents and information provided by Pledgor to Pledgee subsequent to the effectiveness of this Agreement with respect to matters pertaining to Pledgor and required by this Agreement are true and valid in all material respects.

7.5                               As of the effectiveness of this Agreement, Pledgor is the sole lawful owner of the Pledged Property free from any ongoing dispute as to the ownership thereof; and Pledgor has the right to dispose of the Pledged Property or any part thereof.

7.6                               Other than the security interest created on the Pledged Property hereunder and the rights created under the Transaction Agreements, the Pledged Property is free from any other security interests or third party rights or security interests.

7.7                               When this Agreement is executed, the Pledged Property may be lawfully pledged and assigned, and Pledgor has full rights and powers to pledge the Pledged Property to Pledgee in accordance with the terms hereof.

7.8                               Once duly executed by Pledgor, this Agreement will constitute lawful, valid and binding obligations of Pledgor.

7.9                               All consents, permissions, waivers or authorizations by any third party or any approval, license or exemption from or any registration or filing formalities with any governmental body (if required by law), requisite in each case for the execution and performance of this Agreement and the creation of the Equity Pledge hereunder, have been obtained or pursued and will remain fully valid during the term of this Agreement.

7.10                        The execution and performance by Pledgor of this Agreement do not violate or conflict with any law applicable to Pledgor, any agreement to which Pledgor is a party or by which his/her assets are bound, any court judgments, any arbitral award, or any decision of any administrative authority.

7.11                        The pledge hereunder constitutes a first ranking security interest on the Pledged Property.

7.12                        All taxes and costs payable in connection with the securing of the Pledged Property have been paid in full by Pledgor.

7.13                        There are no pending, or to the knowledge of Pledgor, threatened, suits, legal proceedings or claims before any court or arbitral tribunal or by any governmental body or administrative authority against Pledgor or his/her properties or the Pledged Property having a material or adverse effect on the financial condition of Pledgor or his/her ability to fulfill his/her obligations and the guarantee liability hereunder.

7.14                        Pledgor hereby warrants to Pledgee that the foregoing representations and warranties will remain true and correct and fully complied with under all circumstances at any time prior to full performance of the Contractual Obligations or full satisfaction of the Secured Indebtedness.

Article 8                                    Undertakings

8.1                               Undertakings by Pledgor

Pledgor undertakes to Pledgee that:

8.1.1                     Without prior written consent of Pledgee, Pledgor will not create or permit to be created any new pledge or any other security interest on the Pledged Property and any pledge or other security interest created on all or any part of the Pledged Property without prior written consent of Pledgee shall be null and void.

8.1.2                     Should there arise any suit, arbitration or other claims which are likely to have an adverse effect on Pledgor’s or Pledgee’s interest under the Transaction Agreements and this Agreement or on the Pledged Property, Pledgor undertakes that he/she will notify Pledgee in writing of the same as promptly as possible without delay and will, in accordance with the reasonable request of Pledgee, take all necessary measures to ensure Pledgee’s rights and interests of pledge in and to the Pledged Property.

8.1.3                     Pledgor will not do or permit to be done any act or action likely to have an adverse effect on the interest of Pledgee under the Transaction Agreements and this Agreement or on the Pledged Property.

8.1.4                     Pledgor will, in accordance with the reasonable request of Pledgee, take all steps and execute all documents (including without limitation any supplement hereto) necessary to ensure Pledgee’s rights and interests of pledge in and to the Pledged Property as well as the exercise and realization by Pledgee of such rights and interests.

8.1.5                     Should the exercise by Pledgee of the rights of pledge hereunder result in an assignment of the Pledged Property, Pledgor undertakes that he/she will take all measures to enable the realization of such assignment.

Article 9                                    Change of Circumstances

In addition to and without violating other provisions of the Transaction Agreements and this Agreement, in case that the promulgation or change of any PRC Laws, regulations or rules, or change in interpretation or application of such laws, regulations and rules, or the change of the relevant registration procedures enables Pledgee to believe that it will be illegal or in conflict with such laws, regulations or rules to further maintain the effectiveness of this Agreement and/or dispose of the Pledged Property in the way provided herein, Pledgor shall, at the written direction of Pledgee and in accordance with the request of Pledgee, promptly take actions and/or execute any agreement or other document, in order to:

(1)                                 keep this Agreement remain in effect;

(2)                                 facilitate the disposal of the Pledged Property in the way provided herein; and/or

(3)                                 maintain or realize the intention established hereunder.

Article 10                             Effectiveness and Term of Agreement

10.1                        This Agreement shall become effective upon fulfillment of all the following conditions:

(i)                                     This Agreement has been duly executed by the Parties hereto;

(ii)                                  The Equity Pledge hereunder has been recorded in the shareholders’ register of the Company in accordance with law.

Pledgor shall provide Pledgee with the evidence, in a form satisfactory to Pledgee, of the aforesaid recording of the Equity Pledge in the shareholders’ register.

10.2                        The term of this Agreement shall end when the Contractual Obligations shall have been performed in full or when the Secured Indebtedness shall have been satisfied in full.

Article 11                             Notice

11.1                        Any notice, request, demand and other correspondences required by or made pursuant to this Agreement shall be made in writing and delivered to the relevant Party.

11.2                        Such notice or other correspondences shall be deemed delivered when it is transmitted if transmitted by fax or email; or upon delivery, if delivered in person; or five (5) days after posting, if delivered by mail.

Article 12                             Miscellaneous

12.1                        The successors or permitted assignees (if any) of Pledgor shall be obligated to continue to perform all of Pledgor’s obligations hereunder.

12.2                        The sum of the Secured Indebtedness determined by Pledgee in its discretion in connection with its exercise of its rights of pledge with respect to the Pledged Property in accordance with the terms hereof shall constitute the conclusive evidence for the Secured Indebtedness hereunder.

12.3                        This Agreement is made in Chinese in two (2) originals, with each Party holding one (1) copy and additional number of originals may be executed for registration or filing purpose, when necessary.

12.4                        The entry into, effectiveness, performance, modification, interpretation and termination of this Agreement shall be governed by PRC Laws.

12.5                        Any dispute arising out of or in connection with this Agreement shall be settled by the Parties through consultations and shall, in the absence of an agreement being reached by the Parties within thirty (30) days of its occurrence, be brought before a court of competent jurisdiction for adjudication.

12.6                        No right, power or remedy empowered to any Party by any provision of this Agreement shall preclude any other right, power or remedy enjoyed by such Party in accordance with law and any other provisions hereof and no exercise by a Party of any of its rights, powers and remedies shall preclude its exercise of other rights, powers and remedies.

12.7                        No failure or delay by a Party in exercising any right, power or remedy under this Agreement or laws (“Party’s Rights”) shall result in a waiver of such rights; and no single or partial waiver by a Party of the Party’s Rights shall preclude such Party from exercising such rights in any other way or exercising such other Party’s Rights.

12.8                        The section headings herein are inserted for convenience of reference only and shall in no event be used in or affect the interpretation of the provisions hereof.

12.9                        Each provision contained herein shall be severable and independent of any other provisions hereof, and if at any time any one or more provisions hereof become invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not be affected thereby.

12.10                 Any amendments or supplements to this Agreement shall be made in writing and except where Pledgee assigns its rights hereunder in accordance with Section 12.1, such amendments or supplements shall take effect only when properly signed by the Parties hereto.

12.11                 Subject to the provisions of Section 12.1 above, this Agreement shall be binding upon the legal successors of the Parties.

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[Signature Page]

IN WITNESS WHEREOF, the Parties have executed this Equity Pledge Agreement on the date and at the place first above written.

Han Hongtao
By:	/s/ Han Hongtao

Shanghai eHi Car Rental Co., Ltd.
(Seal)

By:	/s/ Ruiping Zhang
Name:
Title: Authorized Representative

SCHEDULE 1

PARTICULARS OF THE COMPANY

Company Name:  Shanghai eHi Information Technology Service Co., Ltd.

Registered Address: Room 530, No. 177, 181, 183 Baode Road, Zhabei District, Shanghai

Registered Capital: RMB1 Million

Shareholding Structure:

Name of Shareholders	Amount of Registered Capital		Contribution Percentage
Han Hongtao	RMB	500,000	50%
Xie Chun	RMB	500,000	50%
Total	RMB	1,000,000	100%

Equity Pledge Agreement

for

Shanghai eHi Information Technology Service Co., Ltd.

between

Xie Chun

and

Shanghai eHi Car Rental Co., Ltd.

June 30, 2014

Equity Pledge Agreement

This Equity Pledge Agreement (this “Agreement”) is made on June 30, 2014 in Shanghai, the People’s Republic of China (the “PRC”) by and between:

(1)                                 Xie Chun (“Pledgor”)

ID card number is 320623197901246459

(2)                                 Shanghai eHi Car Rental Co., Ltd. (“Pledgee”)

Registered address: Room 409, No. 49, Lane 555, Wenxi Road, Shanghai

(Each of the foregoing parties is hereinafter referred to individually as a “Party” and collectively the “Parties”)

Whereas:

(1)                                 Pledgor is a registered shareholder of Shanghai eHi Information Technology Service Co., Ltd. (business license registration no. of 310108000561755, the “Company”) and lawfully owns 50% of the equity interests in the Company (“Target Equity”) and, as of the date hereof, his/her contributions to and percentages of the registered capital of the Company are set out in Schedule 1 hereto.

(2)                                 Pledgor and Pledgee have entered into that certain Loan Agreement (“Loan Agreement”) dated May 10, 2014, under which Pledgee has extended a loan of RMB500,000,000 to Pledgor.

(3)                                 Pledgee, Pledgor and the Company have entered into that certain Call Option and Cooperation Agreement dated March 13, 2014.

(4)                                 Pledgee and the Company have entered into that certain Exclusive Technical Services and Consulting Agreement dated March 13, 2014.

(5)                                 As security for performance by Pledgor and the Company of the Contractual Obligations (as defined below) and repayment of the Secured Indebtedness (as defined below), Pledgor agrees to pledge all of his/her equity interest in the Company to Pledgee and grant Pledgee the right to request for repayment on first priority.

NOW, THEREFORE, upon mutual discussions, the Parties agree as follows:

Article 1                                    Definition

1.1                               Definition

Unless otherwise required by the context, the following terms shall have the following meanings in this Agreement

“Contractual Obligations”	means all of Pledgor’s contractual obligations under the Loan Agreement, the Call Option and Cooperation

Agreement and this Agreement; all of the Company’s contractual obligations under the Exclusive Technical Services and Consulting Agreement.

“Secured Indebtedness”

means any monetary payment obligations assumed by Pledgor and/or the Company under the Transaction Agreements, any and all direct, indirect or consequential losses and loss of projectable benefits as may be suffered by the Pledgee as a result of any Event of Default (as defined below) of Pledgor and/or the Company; and all costs as may be incurred by Pledgee in connection with its enforcement of the performance of the Contractual Obligations against Pledgor and/or the Company.

“Transaction Agreements”	means the Loan Agreement, the Call Option and Cooperation Agreement, and the Exclusive Technical Services and Consulting Agreement.

“Event of Default”	means a breach by Pledgor and/or the Company of any of its Contractual Obligations.

“Pledged Property”

means the Target Equity in the Company as lawfully owned by Pledgor as of the effective date hereof and pledged hereunder to Pledgee as security for Pledgor’s and the Company’s performance of their respective Contractual Obligations and the repayment of the Secured Indebtedness (the specific equity interests pledged by Pledgor being as set out in Schedule 1 hereto) and any increased capital contribution and any dividend under Section 2.5 hereof.

“PRC Laws”	means the then effective laws, administrative regulations, administrative rules, local regulations, judicial interpretations and other binding regulatory documents of the People’s Republic of China.

“Equity Pledge”	has the meaning ascribed to it in Section 2.2 hereof.

“Party’s Rights”	has the meaning ascribed to it in Section 12.6 hereof.

1.2                               In this Agreement, any reference to any PRC Laws shall be deemed to include:

(i) a reference to such PRC Law as modified, amended, supplemented or reenacted, effective either before or after the date hereof; and

(ii) a reference to any other decision, circular or rule made thereunder or effective as a result thereof.

1.3                              Unless otherwise required by the context, a reference to a provision, clause, section or paragraph shall be a reference to a provision, clause, section or paragraph of this Agreement.

Article 2                                    Equity Pledge

2.1                               Pledgor hereby agrees to pledge, in accordance with the terms hereof, his/her lawfully owned and rightfully disposable Pledged Property to Pledgee as security for performance by Pledgor and the Company of the Contractual Obligations and the repayment of the Secured Indebtedness.

2.2                               Pledgor shall, on the date hereof, record the pledge arrangement of the Target Equity (“Equity Pledge”) hereunder in the shareholders’ register of the Company.

2.3                               During the term of this Agreement, except for the wilful misconduct or gross negligence of Pledgee which is directly causally related to the diminution in value of the Pledged Property as proven by evidence, Pledgee shall not be liable in any way to, nor shall Pledgor have any right to claim in any way against or propose any demands on Pledgee, in respect of the said diminution in value of the Pledged Property. If the Pledged Property suffers or is likely to suffer a value diminution, including, without limitation, the deterioration of the financial situation of the Company and other situations where Pledgor reasonably believes its rights are impaired, Pledgee shall provide the security equal to the diminished value or take other remedies per the request of Pledgor.

2.4                               Upon occurrence of any Event of Default, Pledgee shall be entitled to dispose of the Pledged Property in such manner as prescribed in Section 4 hereof.

2.5                               Pledgor may not receive any dividend or bonus in respect of the Pledged Property except with prior consent of Pledgee.  Any dividend or bonus received by Pledgor in respect of the Pledged Property shall be deposited into an account designated by Pledgee and subject to the supervision of Pledgee and will be used as the Pledged Property to repay in priority the Secured Indebtedness.

2.6                               Upon occurrence of an Event of Default, Pledgee shall be entitled to dispose of any Pledged Property of Pledgor in accordance with the terms hereof.

Article 3                                    Release of Pledge

Upon full and complete performance by Pledgor and the Company of all of their Contractual Obligations and their satisfaction of all of the Secured Indebtedness, Pledgee shall, at the request of Pledgor, release the pledge hereunder and cooperate with Pledgor in relation to the deregistration of the Equity Pledge in the shareholders’ register of the Company; reasonable costs arising out of such release of pledge shall be borne by Pledgee.

Article 4                                    Disposal of Pledged Property

4.1                               Pledgor and Pledgee hereby agree that upon occurrence of any Event of Default, Pledgee shall be entitled to exercise all of the remedies, rights and powers available to it under PRC Laws, the Transaction Agreements and this Agreement, including without limitation the right to auction or sell the Pledged Property for satisfaction of claims in priority.  Pledgee shall not be held liable for any losses resulting from its reasonable exercise of such rights and powers.

4.2                              Pledgee shall be entitled to appoint, in writing, its counsels or other agents to exercise any and all of its foregoing rights and powers and Pledgor shall not object thereto.

4.3                               The reasonable costs incurred by Pledgee in connection with the exercise of any and all rights and powers set out in Sections 4.1 and 4.2 shall be borne by Pledgor and Pledgee shall have the right to fully deduct such costs from the proceeds obtained as a result of its exercise of rights and powers.

4.4                               The proceeds obtained as a result of the exercise by Pledgee of its rights and powers shall be applied in the following order of precedence:

firstly, towards payment of all costs arising out of the disposal of the Pledged Property and the exercise by Pledgee of its rights and powers (including fees paid to its counsels and agents);

secondly, towards payment of the taxes payable in connection with the disposal of the Pledged Property; and

thirdly, towards repayment of the Secured Indebtedness to Pledgee;

and any balance after the deduction of the foregoing payments shall either be returned by Pledgee to Pledgor or any other person who may be entitled to such balance under relevant laws and regulations or be deposited by Pledgee with a notary organ located at the place of Pledgee (any costs rising out of such deposit shall be borne by Pledgor).

4.5                               Pledgee shall have the right to exercise, at its option, concurrently or successively, any of its breach of contract remedies; Pledgee shall not be required to first exercise other breach of contract remedies prior to exercising its right to auction or sell the Pledged Property hereunder.

Article 5                                    Costs and Expenses

Any and all actual costs and expenses arising in connection with the creation of the Equity Pledge hereunder, including without limitation the stamp duty and any other taxes and all legal costs, shall be borne by Pledgee.

Article 6                                    Continuing Guarantee and Non-Waiver

The Equity Pledge created hereunder shall constitute a continuing guarantee and shall remain valid until full performance of the Contractual Obligations or full satisfaction of the Secured Indebtedness.  Neither any waiver or grace granted by Pledgee with respect to any breach of Pledgor nor any delay of Pledgee in its exercise of any of its rights under the Transaction Agreements and this Agreement shall affect the right of Pledgee under this Agreement, the Transaction Agreements and relevant PRC Laws to require Pledgor and/or the Company to strictly perform the Transaction Agreements and this Agreement.

Article 7                                    Representations and Warranties

Pledgor represents and warrants to Pledgee that:

7.1                               He/she is a citizen of the PRC with full civil capacity; Pledgor has full and independent legal position and legal capacity and has been duly authorized to execute, deliver and perform this Agreement and can independently act as a party to a lawsuit.

7.2                               He/She has full power and authority to execute and deliver this Agreement and all other documents to be executed by him/her with respect to the transaction contemplated by this Agreement and he/she has full power and authority to conduct the transaction contemplated by this Agreement;

7.3                               All reports, documents and information provided by Pledgor to Pledgee prior to the effectiveness of this Agreement with respect to matters pertaining to Pledgor and required by this Agreement are true and correct in all material respects.

7.4                               All reports, documents and information provided by Pledgor to Pledgee subsequent to the effectiveness of this Agreement with respect to matters pertaining to Pledgor and required by this Agreement are true and valid in all material respects.

7.5                               As of the effectiveness of this Agreement, Pledgor is the sole lawful owner of the Pledged Property free from any ongoing dispute as to the ownership thereof; and Pledgor has the right to dispose of the Pledged Property or any part thereof.

7.6                               Other than the security interest created on the Pledged Property hereunder and the rights created under the Transaction Agreements, the Pledged Property is free from any other security interests or third party rights or security interests.

7.7                               When this Agreement is executed, the Pledged Property may be lawfully pledged and assigned, and Pledgor has full rights and powers to pledge the Pledged Property to Pledgee in accordance with the terms hereof.

7.8                               Once duly executed by Pledgor, this Agreement will constitute lawful, valid and binding obligations of Pledgor.

7.9                               All consents, permissions, waivers or authorizations by any third party or any approval, license or exemption from or any registration or filing formalities with any governmental body (if required by law), requisite in each case for the execution and performance of this Agreement and the creation of the Equity Pledge hereunder, have been obtained or pursued and will remain fully valid during the term of this Agreement.

7.10                        The execution and performance by Pledgor of this Agreement do not violate or conflict with any law applicable to Pledgor, any agreement to which Pledgor is a party or by which his/her assets are bound, any court judgments, any arbitral award, or any decision of any administrative authority.

7.11                        The pledge hereunder constitutes a first ranking security interest on the Pledged Property.

7.12                        All taxes and costs payable in connection with the securing of the Pledged Property have been paid in full by Pledgor.

7.13                        There are no pending, or to the knowledge of Pledgor, threatened, suits, legal proceedings or claims before any court or arbitral tribunal or by any governmental body or administrative authority against Pledgor or his/her properties or the Pledged Property having a material or adverse effect on the financial condition of Pledgor or his/her ability to fulfill his/her obligations and the guarantee liability hereunder.

7.14                        Pledgor hereby warrants to Pledgee that the foregoing representations and warranties will remain true and correct and fully complied with under all circumstances at any time prior to full performance of the Contractual Obligations or full satisfaction of the Secured Indebtedness.

Article 8                                    Undertakings

8.1                               Undertakings by Pledgor

Pledgor undertakes to Pledgee that:

8.1.1                     Without prior written consent of Pledgee, Pledgor will not create or permit to be created any new pledge or any other security interest on the Pledged Property and any pledge or other security interest created on all or any part of the Pledged Property without prior written consent of Pledgee shall be null and void.

8.1.2                     Should there arise any suit, arbitration or other claims which are likely to have an adverse effect on Pledgor’s or Pledgee’s interest under the Transaction Agreements and this Agreement or on the Pledged Property, Pledgor undertakes that he/she will notify Pledgee in writing of the same as promptly as possible without delay and will, in accordance with the reasonable request of Pledgee, take all necessary measures to ensure Pledgee’s rights and interests of pledge in and to the Pledged Property.

8.1.3                     Pledgor will not do or permit to be done any act or action likely to have an adverse effect on the interest of Pledgee under the Transaction Agreements and this Agreement or on the Pledged Property.

8.1.4                     Pledgor will, in accordance with the reasonable request of Pledgee, take all steps and execute all documents (including without limitation any supplement hereto) necessary to ensure Pledgee’s rights and interests of pledge in and to the Pledged Property as well as the exercise and realization by Pledgee of such rights and interests.

8.1.5                     Should the exercise by Pledgee of the rights of pledge hereunder result in an assignment of the Pledged Property, Pledgor undertakes that he/she will take all measures to enable the realization of such assignment.

Article 9                                    Change of Circumstances

In addition to and without violating other provisions of the Transaction Agreements and this Agreement, in case that the promulgation or change of any PRC Laws, regulations or rules, or change in interpretation or application of such laws, regulations and rules, or the change of the relevant registration procedures enables Pledgee to believe that it will be illegal or in conflict with such laws, regulations or rules to further maintain the effectiveness of this Agreement and/or dispose of the Pledged Property in the way provided herein, Pledgor shall, at the written direction of Pledgee and in accordance with the request of Pledgee, promptly take actions and/or execute any agreement or other document, in order to:

(1)                                 keep this Agreement remain in effect;

(2)                                 facilitate the disposal of the Pledged Property in the way provided herein; and/or

(3)                                 maintain or realize the intention established hereunder.

Article 10                             Effectiveness and Term of Agreement

10.1                        This Agreement shall become effective upon fulfillment of all the following conditions:

(i)                                     This Agreement has been duly executed by the Parties hereto;

(ii)                                  The Equity Pledge hereunder has been recorded in the shareholders’ register of the Company in accordance with law.

Pledgor shall provide Pledgee with the evidence, in a form satisfactory to Pledgee, of the aforesaid recording of the Equity Pledge in the shareholders’ register.

10.2                        The term of this Agreement shall end when the Contractual Obligations shall have been performed in full or when the Secured Indebtedness shall have been satisfied in full.

Article 11                             Notice

11.1                        Any notice, request, demand and other correspondences required by or made pursuant to this Agreement shall be made in writing and delivered to the relevant Party.

11.2                        Such notice or other correspondences shall be deemed delivered when it is transmitted if transmitted by fax or email; or upon delivery, if delivered in person; or five (5) days after posting, if delivered by mail.

Article 12                             Miscellaneous

12.1                        The successors or permitted assignees (if any) of Pledgor shall be obligated to continue to perform all of Pledgor’s obligations hereunder.

12.2                        The sum of the Secured Indebtedness determined by Pledgee in its discretion in connection with its exercise of its rights of pledge with respect to the Pledged Property in accordance with the terms hereof shall constitute the conclusive evidence for the Secured Indebtedness hereunder.

12.3                        This Agreement is made in Chinese in two (2) originals, with each Party holding one (1) copy and additional number of originals may be executed for registration or filing purpose, when necessary.

12.4                        The entry into, effectiveness, performance, modification, interpretation and termination of this Agreement shall be governed by PRC Laws.

12.5                        Any dispute arising out of or in connection with this Agreement shall be settled by the Parties through consultations and shall, in the absence of an agreement being reached by the Parties within thirty (30) days of its occurrence, be brought before a court of competent jurisdiction for adjudication.

12.6                        No right, power or remedy empowered to any Party by any provision of this Agreement shall preclude any other right, power or remedy enjoyed by such Party in accordance with law and any other provisions hereof and no exercise by a Party of any of its rights, powers and remedies shall preclude its exercise of other rights, powers and remedies.

12.7                        No failure or delay by a Party in exercising any right, power or remedy under this Agreement or laws (“Party’s Rights”) shall result in a waiver of such rights; and no single or partial waiver by a Party of the Party’s Rights shall preclude such Party from exercising such rights in any other way or exercising such other Party’s Rights.

12.8                        The section headings herein are inserted for convenience of reference only and shall in no event be used in or affect the interpretation of the provisions hereof.

12.9                        Each provision contained herein shall be severable and independent of any other provisions hereof, and if at any time any one or more provisions hereof become invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not be affected thereby.

12.10                 Any amendments or supplements to this Agreement shall be made in writing and except where Pledgee assigns its rights hereunder in accordance with Section 12.1, such amendments or supplements shall take effect only when properly signed by the Parties hereto.

12.11                 Subject to the provisions of Section 12.1 above, this Agreement shall be binding upon the legal successors of the Parties.

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[Signature Page]

IN WITNESS WHEREOF, the Parties have executed this Equity Pledge Agreement on the date and at the place first above written.

Xie Chun
By:	/s/ Xie Chun

Shanghai eHi Car Rental Co., Ltd.
(Seal)

By:	/s/ Ruiping Zhang
Name:
Title: Authorized Representative

SCHEDULE 1

PARTICULARS OF THE COMPANY

Company Name:  Shanghai eHi Information Technology Service Co., Ltd.

Registered Address: Room 530, No. 177, 181, 183 Baode Road, Zhabei District, Shanghai

Registered Capital: RMB1 Million

Shareholding Structure:

Name of Shareholders	Amount of Registered Capital		Contribution Percentage
Han Hongtao	RMB	500,000	50%
Xie Chun	RMB	500,000	50%
Total	RMB	1,000,000	100%